UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D.C. 20549

                                FORM 8-K

                              CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d)
                 OF THE SECURITIES EXCHANGE ACT OF 1934


             Date of Report (Date of earliest event reported):

                              June 5, 2017
                             --------------

                      NORTH EUROPEAN OIL ROYALTY TRUST
            ------------------------------------------------------
            (Exact name of Registrant as specified in its charter)


                         Commission File No. 1-8245

               Delaware                             22-2084119
        -----------------------                -----------------------
        (State of organization)                (IRS Employer I.D. No.)


        Suite 19A, 43 West Front Street, Red Bank, N.J.          07701
       ----------------------------------------------------------------
                 (Address of principal executive offices)


                               732-741-4008
            ---------------------------------------------------
            (Registrant's telephone number including area code)


                               Not Applicable
         ------------------------------------------------------------
         Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



                                   -2-


Item 5.02(b).Departure of Directors or Certain Officers; Election of
             -------------------------------------------------------
             Directors; Appointment of Certain Officers; Compensatory
             --------------------------------------------------------
             Arrangements of Certain Officers.
             ---------------------------------

             As previously disclosed, Ms. Rosalie J. Wolf retired as a Trustee of North European Oil Royalty Trust (the "Trust") effective May 31, 2017. In order to fill the vacancy created by Ms. Wolf's retirement, on June 5, 2017, the Trustees appointed Ahron H. Haspel as a Trustee.

             The Trustees also determined that Mr. Haspel meets the independence standards of the rules of the New York Stock Exchange and that he has the attributes required by the applicable rules of the Securities and Exchange Commission to qualify as an "audit committee financial expert" as defined in Regulation S-K. As a result, Mr. Haspel will serve on the Trust's Audit Committee, and will be an audit committee financial expert. In addition, Mr. Haspel will serve on the Trust's Compensation Committee.

             Mr. Haspel is a member of the Board of Directors of Hanover Community Bank located in New Hyde Park, New York and chairman of its Audit Committee. He is a retired partner of the Jones Day law firm and was a partner with the audit firm of KPMG LLC for 28 years where he served in various leadership positions including as a member of its Board of Directors.

             There are no arrangements or understandings between Mr. Haspel and any person pursuant to which Mr. Haspel was selected as a Trustee, and there are no actual or proposed transactions between Mr. Haspel or any of his related persons and the Trust that would require disclosure under Item 404 (a) of Regulation S-K (17 CFR 229.404(a)) in connection with his appointment as a Trustee.

             Mr. Haspel will be compensated in accordance with the Trust's standard compensation policies and practices for Trustees, which are disclosed in the Trust's Proxy Statement for its 2017 Annual Meeting of Unit Owners dated January 10, 2017.

             Except as set forth above, there is no other material Trust plan, contract or arrangement in which Mr. Haspel will participate in connection with his appointment.


Item 9.01.   Financial Statements and Exhibits.
             ----------------------------------

            (c) Exhibits

               The following exhibit is filed herewith:

               Exhibit 99.1 A press release dated June 6, 2017 announcing the appointment of Ahron H. Haspel as a Trustee of North European Oil Royalty Trust.
                                   -3-





                                SIGNATURES
                                ----------


          Pursuant to the requirements of the Securities Exchange Act of

1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                    NORTH EUROPEAN OIL ROYALTY TRUST
                                    --------------------------------
                                            (Registrant)



                                     By:    /s/ John R. Van Kirk
                                          ------------------------
                                                John R. Van Kirk
                                                Managing Director


Dated:   June 6, 2017